SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   Form 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported) December 27, 1996

                    PaineWebber Growth Partners Three L.P.
            (Exact name of registrant as specified in its charter)

     Delaware                       0-15035                      04-2882258
(State or other jurisdiction)    (Commission                   (IRS Employer
        of incorporation          File Number)              Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118


            (Former name or address, if changed since last report)

                                   FORM 8-K

                                CURRENT REPORT

                    PAINEWEBBER GROWTH PARTNERS THREE L.P.

ITEM 2 - Disposition of Assets

   Summerwind Apartments, Clayton County, Georgia

   Disposition Date - December 27, 1996

   On December 27, 1996, Tara Associates, Ltd., a joint venture (the "Venture") in which PaineWebber Growth Partners Three L. P. ("the Partnership") has an interest, sold the property known as the Summerwind Apartments, located in Jonesboro, Georgia, to an unrelated third party, Summerwind Associates, L.P., a Delaware limited partnership and designee to acquire title to the property for CMS Entrepreneurial Real Estate Fund, L.P. The sales price was $550,000 plus the assumption of the outstanding principal balance of the bonds secured by the property of $8,330,000. The Partnership received net proceeds of approximately $319,000 after deducting closing costs and other credits to the buyer. As a result of the sale of the operating property owned by the Summerwind joint venture, the Partnership has one remaining joint venture investment, the Woodchase Apartments. Management of the Partnership is currently evaluating a potential liquidation of the Partnership which could be accomplished during calendar 1997. There are no assurances, however, that the disposition of the Partnership's remaining asset will be accomplished within this time frame.



ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

      (10.1)      Closing Agreement by and among  PaineWebber  Growth Partners
            Three,  L.P.,  Tara  Associates,  Ltd., CMS  Entrepreneurial  Real
            Estate Fund, L.P., and Summerwind Associates, L.P., dated December 27, 1996.

      (10.2)      Assumption  Agreement  by and among  Tara  Associates,  Ltd,
            Housing Authority of Clayton County, Georgia, The Bank of New York, Amsouth Bank of Florida and Amsouth Bank, N.A., dated December 1, 1996.

      (10.3)      Closing Statement between  Summerwind  Properties,  L.P. and
            Tara Associates, Ltd, dated December 27, 1996.

      (10.4)      Limited  Warranty  Deed  between  Tara  Associates,  Ltd and
            Summerwind Properties, L.P., dated December 27, 1996.

                                    FORM 8-K

                                 CURRENT REPORT

                    PAINEWEBBER GROWTH PARTNERS THREE L.P.




                                   SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    PAINEWEBBER GROWTH PARTNERS THREE L.P.
                                 (Registrant)




                            By: /s/ Walter V. Arnold
                                ---------------------
                                Walter V. Arnold
                                Senior Vice President and
                                Chief Financial Officer







Date:  January 21, 1997

CLOSING AGREEMENT


      THIS CLOSING AGREEMENT is entered into this 27th day of December, 1996 by and among PAINEWEBBER GROWTH PARTNERS THREE, L.P. ("PW"), TARA ASSOCIATES, LTD., a Georgia limited partnership ("Tara" or "Seller"), CMS ENTREPRENEURIAL REAL ESTATE FUND, L.P. ("CMS"), and SUMMERWIND ASSOCIATES, L.P., a Delaware limited partnership ("Buyer").

R E C I T A L S:

      A. PW and CMS are parties to that certain Purchase Agreement dated October 10, 1996 ("Purchase Agreement") with respect to the sale and transfer of PW's general partnership interest in Tara whose sole asset is a multifamily housing project located in Clayton County, Georgia commonly known as "Summerwind Apartments," as more particularly described on Exhibit A attached hereto and made a part hereof (the "Property").

      B. PW and CMS have determined to convert the transaction contemplated by the Purchase Agreement from the transfer of a general partnership interest in Tara to the conveyance of the Property from Tara to Buyer, as CMS' designee.

      C. The parties desire to memorialize their respective understandings and agreements with respect to the conveyance of the Property as hereinafter set forth.

      NOW, THEREFORE, in consideration of the respective promises contained in this Agreement, the parties do hereby agree as follows:

      1. Purchase Price/Closing Date. The Purchase Price for the purchase of the Property shall be the sum of the following:

            (a) $50,000 Earnest Money Deposit being held by Calloway and Ramsey shall be released to Seller at closing;

            (b) Five Hundred Thousand Dollars ($500,000) in cash paid at closing, less a credit in the amount of Eighty Thousand Dollars ($80,000) to be allocated to Buyer on the closing statement;

            (c) Assumption of the outstanding principal balance of the Bonds (hereinafter defined), and of all agreements in connection therewith.

            The Closing Date shall be December 27, 1996.

      2. Conveyance Documents. CMS hereby appoints Buyer as its designee to acquire title to the Property. The conveyance of the Property from Seller to Buyer shall be accomplished by execution and delivery of the following documents, the form and substance of which have been approved by Seller and Buyer and their respective counsel:

            (a)   Limited Warranty Deed from Seller to Buyer;

            (b)   Bill of Sale from Seller to Buyer;

            (c) Assignment of Leases and Assumption Agreement between Buyer and Seller; and

            (d) Assignment of Contracts and Other Intangible Property and Assumption Agreement between Buyer and Seller.

      3. Release Documents. The following documents relating to the acquisition by Buyer of Seller's interest in the Property and release of Seller with respect to its obligations under Housing Authority of Clayton County ("Issuer") Multifamily Housing Refunding Revenue Bonds (Summerwind Project) Series 1989 (the "Bonds") and related Bond documents, as well as under that certain Loan Agreement, dated as of November 1, 1989 among Seller, Issuer and AmSouth Bank of Florida ("Lender"), and related loan documents, shall be delivered at closing:

            (a) Assumption Agreement among Seller, Buyer, Issuer, Bank of New York, Lender and AmSouth Bank, N.A., the form and substance of which has been approved by Buyer and Seller and their respective counsel;

            (b)   Resolution of the Issuer;

            (c)   Opinion of Bond Counsel;

            (d) Such other documents as may be required by the terms of the Assumption Agreement; and

            (e) Amendments to UCC financing statement to reflect the change in the debtor from Seller to Buyer.

      4. Pro-rations/Closing Costs. Rents, real estate taxes and assessments, water and sewer rents, and other items typically prorated in real estate transactions of this nature shall be prorated between Buyer and Seller as of the Closing Date. In addition to the allocation of closing costs set forth in
Section 4(c) of the Purchase Agreement, Seller shall pay any real estate transfer taxes, and Buyer shall pay any costs associated with its title insurance.

      5. Other Required Documents. Seller shall execute an owner's affidavit and other documents typically required of sellers of real estate by a title company to issue an owner's policy in favor of Buyer. Seller shall also execute a certificate of non-foreign status and an affidavit of Seller's residence and a brokerage affidavit.

      6. Survival. Notwithstanding any provision to the contrary contained in the Purchase Agreement the following provisions of the Purchase Agreement shall survive closing without time limit other than applicable statute of limitations, otherwise the provisions of the Purchase Agreement shall not survive closing:
Section 6.a(6), Section 7 and Sections 8.a., b., d., e., h (other clauses (11) and (12) of 8.h.), k., l., m., n., and q.

      7. Further Assurances. Each party will, if requested by another party, cause to be executed, acknowledged or delivered any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the purposes of this Agreement, as long as the party of whom the request is made does not incur any expense or additional liability in connection with such further instruments or documents.

      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date and year first above written.

      "PW"

      PAINEWEBBER GROWTH PARTNERS THREE, L.P.
      By:   Third PW Growth Properties, Inc.

                            By:/s/ Richard S. Coomber
                               ----------------------

      "SELLER"

      TARA ASSOCIATES, LTD.
      By:   PaineWebber Growth Partners Three, L.P.
      By:   Third PW Growth Properties, Inc.

                                    By::/s/ Richard S. Coomber
                                        ----------------------

      "CMS"

      CMS ENTREPRENEURIAL REAL ESTATE FUND, L.P.
      By:   CMS Entrepreneurial Associates, L.P.
      By:   MSPS Entrepreneurial, Inc.

                                    By:/s/ Ingrid R. Welch
                                       -------------------

      "BUYER"

      SUMMERWIND ASSOCIATES, L.P.
      By:   MSPS Summerwind, Inc.

                             By:/s/ Ingrid R. Welch
                                ----------------------

                                                                      Exhibit A









                             ASSUMPTION AGREEMENT


                                 By and Among


                            TARA ASSOCIATES, LTD.,


                         SUMMERWIND PROPERTIES, L.P.,


                 HOUSING AUTHORITY OF CLAYTON COUNTY, GEORGIA,


                              THE BANK OF NEW YORK,


                           AMSOUTH BANK OF FLORIDA,

                                       and


                              AMSOUTH BANK, N.A.



                         Dated as of December 1, 1996




                                  $8,330,000
                 Housing Authority of Clayton County, Georgia
                  Multifamily Housing Refunding Revenue Bonds
                             (Summerwind Project)
                                   Series 1989

                             ASSUMPTION AGREEMENT

      THIS ASSUMPTION AGREEMENT (this "Agreement") is made as of the 27th day of December, 1996 by and among TARA ASSOCIATES, LTD., a Georgia limited partnership ("Assignor"), SUMMERWIND PROPERTIES, L.P., a Delaware limited partnership, ("Assignee"), the HOUSING AUTHORITY OF CLAYTON COUNTY, GEORGIA (the "Issuer"), THE BANK OF NEW YORK, as agent for NationsBank, N.A. (South) (formerly known as NationsBank of Georgia, National Association and successor to The Citizens and Southern Trust Company (Georgia), National Association), as trustee (the "Trustee"), AMSOUTH BANK OF FLORIDA (the "Lender") and AMSOUTH BANK, N.A. (the "Credit Facility Obligor").

                             W I T N E S S E T H:

      WHEREAS, the Issuer issued its $8,330,000 Housing Authority of Clayton County, Georgia, Multifamily Housing Refunding Revenue Bonds (Summerwind Project), Series 1989 (the "Bonds") pursuant to the terms of a certain Trust Indenture dated as of November 1, 1989 made by and between the Issuer and the Trustee (the "Indenture"); and

      WHEREAS, pursuant to the terms of a Loan Agreement dated as of November 1, 1989 made by and between the Issuer, the Lender and the Assignor (the "Agreement"), the Issuer loaned the proceeds of the Bonds to the Lender and the Lender loaned such proceeds to the Owner for the purpose of refunding the
Issuer's Housing Authority of Clayton County, Georgia, Collateralized Loan-to-Lender Housing Revenue Bonds, 1983 Series A, in the aggregate principal amount of $8,330,000 (the "1983 Bonds"), the proceeds of which were used to finance a certain multifamily housing rental facility located in Clayton County, Georgia; and

      WHEREAS, the payment of principal and interest on the Bonds is currently secured by a letter of credit dated March 15, 1990 (the "Letter of Credit") issued by the Credit Facility Obligor to the Trustee pursuant to a Loan and Reimbursement Agreement, dated as of March 1, 1990 (the "Reimbursement Agreement") between the Lender, Credit Facility Obligor and the Assignor; and

      WHEREAS, to secure the performance of the Owner's obligations, inter alia, under the Reimbursement Agreement, a certain Deed to Secure Debt and Security
Agreement and a certain Assignment of Leases and Rents were made and entered into, both as of March 1, 1990 (collectively, the "Mortgage") by the Owner for the benefit of the Lender; and

      WHEREAS, in connection with the issuance of the Bonds, the Assignor, the Trustee and the Issuer entered into a Land Use Restriction Agreement, dated as of November 1, 1989 (the "Land Use Restrictions") in order to ensure compliance with certain requirements necessary to maintain the exemption from federal income taxation of interest on the Bonds; and

      WHEREAS, it is the desire of the Assignee to acquire all of the Assignor's interest in the Project; and

      WHEREAS, as a condition to the Assignee's acquisition of the Assignor's interest in the Project, the Assignee is required to obtain the prior written consent of the Issuer, the Trustee, the Lender and the Credit Facility Obligor; and

      WHEREAS, as a further condition to the Assignee's acquisition of the Assignor's interest in the Project, the Issuer, the Trustee and the Credit Facility Obligor shall have first received an opinion of Bond Counsel that the transaction as contemplated and as carried out will not adversely affect the tax exempt status of the Bonds; and

      WHEREAS, as a further condition to the Assignee's acquisition of the Assignor's interest in the Project, the Assignee is required to assume all of Assignors' obligations under certain documents executed by the Assignee in connection with the issuance of the Bonds, a list of which documents is attached in Exhibit A hereto and are collectively referred to herein as the "Basic Loan Documents;" and

      WHEREAS, the Issuer, the Trustee and the Credit Facility Obligor have received the opinion of Hunton & Williams, Atlanta, Georgia, that such acquisition of the Assignor's interest in the Project will not, in and of itself, affect the tax-exempt status of the interest on the Bonds; and

      WHEREAS, upon the Assignee's acquisition of the Assignor's interest in the Project and the execution of this Agreement, all of the Assignor's rights, remedies and powers under the Basic Loan Documents will run to the benefit of the Assignee.

      NOW THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Assignee hereby unconditionally assumes all of the duties and obligations of the Assignor under the Basic Loan Documents existing from and after the date hereof, including all the Assignor's payment obligations and performance obligations arising from and after the date hereof, but subject in all respects to the non-recourse provisions set forth in the Basic Loan Documents. Assignee specifically and unconditionally covenants that it will continue to fully comply with all of the duties and obligations imposed under the Agreement and the Land Use Restrictions concerning the operation and disposition of the Project during the term of the Occupancy Restrictions and the term of the Rental Restrictions (each as defined in the Land Use Restrictions).

      2. Upon Assignee's assumption of all of the obligations of the Assignor under the Basic Loan Documents, the Assignor shall be, and hereby is, released therefrom, except for those obligations relating to events or circumstances occurring or existing prior to the date hereof, for which the Assignor is responsible. On and after the date hereof, wherever in the Basic Loan Documents the term "Developer" or "Owner" is used, it shall be deemed to refer to the Assignee.

      3. The Issuer hereby consents to the Assignee's acquisition of the Assignor's interest in the Project and to the terms of this Agreement.

      4. The Trustee hereby consents to the Assignee's acquisition of the Assignor's interest in the Project and to the terms of this Agreement.

      5. The Credit Facility Obligor and the Lender hereby consent to the Assignee's acquisition of the Assignor's interest in the Project and to the terms of this Agreement.

      6. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties have caused this Assumption Agreement to be executed by their duly authorized representatives as of the date first above written.

                                          ASSIGNOR:

                                          TARA ASSOCIATES, LTD.



                                          By:/s/ Richard S. Coomber
                                             ----------------------
                                             Title:  Vice President

                                          ASSIGNEE:

                                          SUMMERWIND PROPERTIES, L.P.

                                          By:  MSPS Summerwind, Inc.,
                                          its General Partner



                                          By:  /s/ Ingrid R. Welch
                                               -------------------
                                          Title: Vice President

                                          ISSUER:

                                          HOUSING    AUTHORITY    OF   CLAYTON
                                          COUNTY, GEORGIA



                                          By:/s/ William B. Tamerillo
                                             ----------------------
                                             Title:  Chairman

                                          TRUSTEE:

                                          THE BANK OF NEW YORK



                                          By:/s/ Elizabeth E. Walsh
                                             ----------------------
                                             Title: Agent

                                          LENDER:

                                          AMSOUTH BANK OF FLORIDA



                                          By: /s/ Robert I. Hart
                                             ----------------------
                                             Title: Vice President

                                          CREDIT FACILITY OBLIGOR:

                                          AMSOUTH BANK OF ALABAMA (formerly
                                          AmSouth Bank N.A.)



                                          By: /s/ H. R. Bern
                                             ----------------------
                                             Title: Senior Vice President

                              CLOSING STATEMENT

PURCHASER:              SUMMERWIND PROPERTIES, L.P., a Delaware limited
                        partnership

SELLER:                 TARA ASSOCIATES, LTD., a Georgia limited partnership

CLOSING DATE:           DECEMBER 27, 1996

PROPERTY:               SUMMERWIND APARTMENTS, CLAYTON COUNTY, GEORGIA

*****************************************************************************


PURCHASE PRICE                                                 $8,880,000.00

LESS BOND DEBT ASSUMED                                          ($8,330,000.00)

CASH PURCHASE PRICE                                                $550,000.00

LESS CREDITS TO PURCHASER

1. Purchaser's share of December rents and      ($19,742.25)
   other income received by Seller (See
   Note 4)

2. Prepaid Rent (See Note 6)                     ($1,225.00)

3. Seller's share of accrued interest -         ($21,006.02)
   bond debt (See Note 8)

4. Seller's share of letter of credit fee        ($5,822.05)
   (See Note 8)

5. Seller's share of mortgage loan fee           ($2,911.02)
   (See Note 8)

6. Seller's share of Trustee's annual fee        ($2,464.77)
   (See Note 8)

7. Credit for deferred maintenance              ($80,000.00)

TOTAL CREDITS TO PURCHASER                                        ($133,171.11)

PLUS CREDITS TO SELLER

1.    Purchaser's share of 1996 Taxes             $1,287.95
      ($257.59 per day x 5 days) See Note 3

2.    Purchaser's share of payments under         $1,140.15
      assumed contracts (See Note 5)

3.    Purchaser's share of remarketing fee          $289.24
      (See Note 8)

TOTAL CREDITS TO SELLER                                              $2,717.34

ADJUSTED CASH PURCHASE PRICE                                       $419,546.23

==============================================================================

ADJUSTED CASH PURCHASE PRICE                                       $419,546.23


LESS SELLER'S EXPENSES

1.    To Clerk, Superior Court of Clayton          ($550.00)
      County for Transfer Tax

2.    To AmSouth Bank of Alabama for            ($43,053.87)
      outstanding unpaid loan/letter of
      credit fees

3.    To Housing Authority of Clayton           ($56,482.03)
      County, Georgia for outstanding
      unpaid annual fees (3/15/90 to
      12/27/96)

TOTAL SELLER'S EXPENSES                                           ($100,085.90)

NET CASH DUE SELLER                                                $319,460.33

------------------------------------------------------------------------------

ADJUSTED CASH PURCHASE PRICE                                       $419,546.23

LESS EARNEST MONEY                                                 ($50,000.00)

PLUS PURCHASER'S EXPENSES AND
      DISBURSEMENTS:

1.    To Carl M. Maddox for survey cost          ($1,500.00)

2.    To Wilmer Engineering, Inc. for            ($2,732.44)
      environmental cost

3.    To Ramsay & Calloway Title Services,          ($25.00)
      Inc. for estimated Recording Fees

4.    To Ramsay & Calloway Title Services,       ($8,095.00)
      Inc. for title insurance premium and
      fees

5.    The Bank of New York for accrued           ($3,000.00)
      annual fees ($2,500) and
      document/set up fee ($500)

6.    To Morris, Manning & Martin, L.L.P.       ($40,000.00)
      for Purchaser's attorney's fees
      (est.)

7.    To Housing Authority of Clayton            ($1,000.00)
      County for documentation fee

8.    To Hunton & Williams for bond
      counsel fees                               ($6,000.00)

9.    To Maynard, Cooper & Gale for
      AmSouth's fees                               (P.O.C.)

10.       To AmSouth Bank of Florida for        $500,000.00
      Cash Collateral Reserve

11.       To AmSouth Bank of Florida for        $300,000.00
      Cash Rehab Reserve

TOTAL PURCHASER'S EXPENSES AND
      DISBURSEMENTS                                                $862,352.44

NET CASH DUE FROM PURCHASER                                      $1,231,898.67

--------------------------------------------------------------------------------
                           NOTES TO CLOSING STATEMENT
--------------------------------------------------------------------------------

1. Prorations. All prorations have been made as of midnight, December 26, 1996.

2. Security Deposits. Seller hereby directs Lane Company to transfer all security deposits from tenants at the Property to Purchaser's account totaling $10,248.00 (as per rent roll dated December 16, 1996) . Accordingly, Purchaser will not receive any credit for such security deposits in this Closing Statement.

3. Tax Proration. The 1996 real property and personal property ad valorem taxes have been prorated based upon the actual 1996 bills for the Property which have been paid by Seller in the amounts of $93,931.12 (real estate) and $90.77 (personal property) for a total amount of $94,021.89. Seller is charged with 360 days of ownership of the Property and Purchaser is charged with 5 days of ownership of the Property.

4.   Rents.  As of midnight December 26, 1996, Seller has collected tenant
     -----
     rents and other income for the month of December, 1996, in the amount of $121,183.00 as reflected on the Schedule 2 attached hereto and by this
                                     ----------
     reference made a part hereof. Purchaser has received a credit for 5/31st of full month rentals and a proportionate to share of partial month rentals (move-ins). All delinquent and unpaid rent for the months prior to December, 1996, shall be paid to Seller if and when received by Purchaser after Closing to the extent it relates to the period prior to Closing, and shall not be prorated at Closing; provided such rentals shall first be applied to the payment of current rentals to the extent they have accrued and then to the payment of delinquent rentals, if any. It is acknowledged by Seller that Purchaser is under no obligation to collect such delinquent rents.

5. Service Contracts. Purchaser has assumed certain service contracts related to the Property and the management agreement with Lane Company, a complete list of which is attached hereto as Schedule 3. Seller has paid all contracts in full for December. Purchaser's share of payments due thereunder is $1,140.15.

6. Prepaid Rent. Seller has received rent totaling $1,225.00 pertaining to January, 1997 and later months. Seller has retained such sums and provided Purchaser a credit in the amount of $1,225.00.

7. Earnest Money. Earnest money in the amount of $50,000.00 has been deposited by Purchaser with Ramsay & Calloway Title Services, Inc. ("Disbursing Agent") and Disbursing Agent is authorized and directed to pay such earnest money to Seller as part of Net Cash Due Seller and to pay all interest earned thereon to Purchaser.

8. Proration of Interest, Fees. The proration of accrued interest and fees as set forth above has been calculated in accordance with Schedule 1 attached hereto and incorporated herein by this reference.

9. Errors or Omissions. Seller and Purchaser agree to adjust between themselves after Closing any errors or omissions in the proration or adjustments set forth in the Closing Statement.

10. Disbursements. Purchaser and Seller hereby authorize Disbursing Agent to disburse the Net Cash Due Seller in accordance with the wiring instructions set forth below and to make the other disbursements in accordance with this Closing. The undersigned, and each of them, indemnify and hold harmless Disbursing Agent from any action taken in good faith to disburse and pay over such funds in accordance herewith

     Wiring Instructions for Sellers Account:
     State Street Bank ABA #011000028
     DDA# 9243-5882
     PaineWebber Growth Properties Three Limited Partnership

12. Counterparts. This Closing Statement may be executed in multiple counterparts, each of which shall be deemed an original and shall be deemed delivered upon Seller's and Purchaser's receipt of facsimile copies of such executed counterparts.

                     [signatures begin on the next page]

     Read and agreed to this 27th day of December, 1996.

                                     SELLER:

                                        TARA ASSOCIATES, LTD., a Georgia
                                        limited partnership

                                        By:   PaineWebber Growth Partners
                                              Three, L.P., its general partner

                                              By:   Third PW Growth Properties,
                                                    Inc., managing partner

                                                    By:/s/ Richard Coomber
                                                       ----------------------
                                                          Richard Coomber,
                                                          Vice President


                                                   [CORPORATE SEAL]

                                    PURCHASER

                                        SUMMERWIND PROPERTIES, L.P., a
                                        Delaware limited partnership

                                        By:   MSPS Summerwind, Inc., a
                                        Delaware    corporation, its general
                                        partner

                                              By:/s/ Ingrid R. Welch
                                               ----------------------
                                              Name:  Ingrid R. Welch
                                              Title: Vice President


                                                    [CORPORATE SEAL]

------------------------------------------------------------------------------
                                  SCHEDULE 1
------------------------------------------------------------------------------

                                  Summary of
                           Prorations for Interest
                                   and Fees

1. Accrued Interest on Bond Debt paid monthly in arrears on the first of each month.

                Seller's Share (December 1 through December 26) =  ($21,006.02)

2. Remarketing Fee (0.250% annual fee [$20,825.00] - paid quarterly in advance on January 1, April 1, July 1 and October 1)
                                                                         $289.24
            Purchaser's Share (December 27 through December 31) =
3. Trustee's Fee (.04% annual fee [$3,332.00] - paid annually in arrears on April 1)

        Seller's Share - 270 days (April 1 through December 26) =   ($2,464.77)

4. Issuer's Fee (one-tenth of one percent (.1%)[$8,330.00] paid annually in arrears on March 15)

     Seller's Share (March 15, 1990  through December 26, 1996) =  ($56,482.03)

5. Letter of Credit fee ($6,941.67 monthly in arrears on the first day of each month)

                Seller's Share (December 1 through December 26) =   ($5,822.05)

6. Mortgage Loan fee ($3,470.83 monthly) in arrears on the first day of each month.

                Seller's Share (December 1 through December 26) =   ($2,911.02)

                                                    AFTER RECORDING RETURN TO:
                                                   S. Marcus Calloway, Esquire
                                                             Ramsay & Calloway
                                                                     Suite 400
                                                56 Perimeter Center East, N.E.
                                                      Atlanta, Georgia   30346

                            LIMITED WARRANTY DEED


      THIS DEED is made the 27th day of December, 1996, between TARA ASSOCIATES, LTD., ("Grantor"), a Georgia limited partnership, and SUMMERWIND PROPERTIES, L.P., a Delaware limited partnership ("Grantee") (the words "Grantor" and "Grantee" to include their respective heirs, successors and assigns where the context requires or permits).


      WITNESSETH that Grantor, for and in consideration of Ten and No/100 ($10.00) Dollars in hand paid at and before the sealing and delivery of these presents, the receipt and sufficiency of which are hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto Grantee the following property (the "Property"):
      ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 174 of the 13th District, Clayton County, Georgia and being more particularly described in Exhibit "A" attached hereto and incorporated by this reference herein; TOGETHER with any and all easements, rights-of-way, appurtenances, or rights appertaining or in anywise belonging thereto; including, without limitation, any portion of the Property lying within the right-of-way of any publicly dedicated street, roadway or alleyway; and TOGETHER with any and all improvements, structures or fixtures located therein or thereon.

      TO HAVE AND TO HOLD the Property with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the proper use, benefit and behoof of Grantee, subject only to those matters set forth in Exhibit "B" attached hereto and by this reference incorporated herein, forever in FEE SIMPLE.

      AND Grantor will warrant and forever defend the right and title to the Property unto Grantee against the claims of those persons claiming by, through or under Grantor only, but no others.

      By acceptance of this deed Grantee acknowledges and confirms that the Property is subject to all requirements and restrictions contained in that certain Land Use Restriction Agreement by and among the Housing Authority of Clayton County, Citizens and Southern Trust Company (Georgia) National Association, Atlanta, Georgia and Grantor, dated as of November 1, 1989 recorded in Deed Book 1620, page 821, Clayton County, Georgia records.

      Grantee has assumed Grantor's duties and obligations under those documents listed under numbers 13, 14 and 15 of Exhibit "B," pursuant to an Assumption Agreement dated December 27, 1996, which assumption is expressly subject to the limitatations set forth therein.

      IN WITNESS WHEREOF, Grantor has caused this Deed to be executed and delivered under seal as of the date first written above.

                                         GRANTOR:
Signed, sealed and delivered in the
presence of:                             TARA ASSOCIATES, LTD., a Georgia
                                         limited partnership
/s/ Maureen McCarthy
--------------------
Unofficial Witness                       By: PaineWebber Growth Partners Three,
                                             L.P., general partner
/s/ Cynthia L. Proctor
----------------------
Notary Public                                  By:   Third PW Growth Properties,
                                                     Inc., managing partner
My commission expires:  3/11/99

                                                     By:/s/ Richard S. Coomber
                                                        ----------------------
                                                        Richard Coomber, Vice
[NOTARIAL SEAL]                                          President


                                                      [CORPORATE SEAL]

                                 EXHIBIT "A"



ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 174 of the 13th District of Clayton County, Georgia, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING, begin with a point located at the intersection of the northern land lot line of Land Lot 174 and the western right-of-way of Tara Boulevard (a 190 foot right-of-way) running thence southerly along said western right-of-way of Tara Boulevard 36.37 feet to a point and the TRUE POINT OF BEGINNING; running thence southerly along said western right-of-way of Tara Boulevard south 03 degrees 10 minutes 00 seconds east a distance of 100.00 feet to a point; running thence southerly along said western right-of-way of Tara Boulevard south 01 degrees 43 minutes 00 seconds east a distance of 90.00 feet to a point; running thence southerly along said western right-of-way of Tara Boulevard south 01 degrees 43 minutes 00 seconds east a distance of 10.0 feet to a point; running thence southerly along said western right-of-way of Tara Boulevard south 00 degrees 53 minutes 00 seconds east a distance of 50.00 feet to a point; thence leaving said right-of-way running thence south 89 degrees 07 minutes 00 seconds west a distance of 63.26 feet to a point; running thence along an arc of a curve to the left with a radius of 547.98 feet an arc distance of 183.31 feet to a point (which arc is subtended by the chord south 72 degrees 32 minutes 20 seconds west a chord distance of 182.46 feet to a point); running thence south 69 degrees 57 minutes 00 seconds west a distance of 92.33 feet to a point; running thence south 01 degrees 00 minutes 00 seconds east a distance of
190.00 feet to a point; running thence south 89 degrees 00 minutes 00 seconds west a distance of 1420.00 feet to a point; running thence north 01 degrees 00 minutes 00 seconds west a distance of 430.00 feet to a point; running thence north 62 degrees 57 minutes 48 seconds east a distance of 324.73 feet to a point; running thence north 89 degrees 08 minutes 11 seconds east a distance of
398.05 feet to a point; running thence south 78 degrees 05 minutes 06 seconds east a distance of 320.66 feet to a point; running thence north 89 degrees 00 minutes 00 seconds east a distance of 265.03 feet to a point; running thence north 89 degrees 00 minutes 00 seconds east a distance of 478.19 feet to a point and the TRUE POINT OF BEGINNING, all that shown on that As-Built Survey for Tara Associates, Ltd., CMS Entrepreneurial Real Estate Fund, L.P., and Chicago Title Insurance Company, prepared by Carl M. Maddox, GRLS No. 1727, dated January 21, 1985, last revised November 7, 1996.

                                 SCHEDULE "B"

                            PERMITTED ENCUMBRANCES


      1. Taxes for the year 1997 and subsequent years which are not yet due and payable. 2. Drainage easements contained in the Right-of-Way Deed from R.F. Cooper to State Highway Board of Georgia, dated March 31, 1937, filed May 2, 1939, recorded in Deed Book 33, Page 507, Clayton County, Georgia records. 3. Easement from R.F. Cooper to Southern Bell Telephone and Telegraph Company, dated April 27, 1938, filed June 24, 1938, recorded in Deed Book 32, Page 451, aforesaid records. 4. Easement from W.S. Eubanks to Southern Bell Telephone and Telegraph Company, dated April 29, 1938, filed June 24, 1938, recorded in Deed Book 32, Page 452, aforesaid records. 5. Drainage easement contained in that Right-of-Way Deed from
      W.S. Eubanks to State Highway Board of Georgia, undated, filed May 2, 1939, recorded in Deed Book 33, Page 421, aforesaid records. 6. Drainage easement contained in that Right-of-Way Deed from C.A. McKown to State Highway Department of Georgia, dated November 29, 1952, filed January 22, 1953, recorded in Deed Book 101, page 80, aforesaid records. 7. Easement from J.D. Seay to Georgia Power Company, dated June 25, 1963, filed August 3, 1963, recorded in Deed Book 313, Page 441, aforesaid records. 8. Easements attempted to be reserved in that Quitclaim Deed from Tara Associates, Ltd., a Georgia limited partnership, to George H. Lane, III, dated October 3, 1985, filed October 4, 1985, recorded in Deed Book 1246, Page 565, aforesaid records. 9. Memorandum of Monitoring Services Agreement by and between Tara Associates, Ltd., a Georgia limited partnership, and Datavision, Inc., a Michigan corporation, dated August 28, 1984, filed January 18, 1985, recorded at Deed Book 1199, Page 220, aforesaid Records. 10. Sewer Easement from C.A. McKown to Clayton County Water Authority, dated March 11, 1965, filed February 16, 1965, recorded in Deed Book 383, Page 493, aforesaid records. 11. Land Use Restriction Agreement by and among Tara Associates, Ltd., Citizens and Southern Trust Company (Georgia), National Association, and the Housing Authority of Clayton County, Georgia, dated November 1, 1989, filed on March 15, 1990 as recorded in Deed Book 1620, Page 821, aforesaid records. 12. Those matters as disclosed by that certain survey entitled "As-Built for Tara Associates, Ltd., CMS Entrepreneurial Real Estate Fund, L.P., and Chicago Title Insurance Company", prepared by Carl Maddox, bearing the seal and certification of Carl M. Maddox, Georgia Registered Land Surveyor No. 1727, dated January 21, 1985, last revised November 7, 1996, as follows:

      a. Detention Pond with chain link fence located across the western boundary line of subject property;

      b. Sanitary sewer line crossing the western and northerly boundary lines of subject property;

      c. Three (3) fifteen (15") corrugated metal pipes crossing the northerly boundary line of subject property; and

      d.    Driveway crossing the northerly boundary line of subject property.
      13. Deed to Secure Debt and Security Agreement dated March 1, 1990 made by Tara Associates, Ltd. in favor of AmSouth Bank of Florida recorded at Deed Book 1620, Page 850, aforesaid records.
      14. Assignment of Leases and Rents dated March 1, 1990 made by Tara Associates, Ltd., in favor of AmSouth Bank of Florida recorded at Deed Book 1620, Page 878, aforesaid records.
      15. UCC-1 Financing Statement No. 31-1995-6058 between Tara Associates, Ltd., as Debtor, and AmSouth Bank of Florida, as Secured Party, filed on November 1, 1995, aforesaid records.